EXHIBIT A

                                TO LOAN AGREEMENT


                                 PROMISSORY NOTE


U.S.$500,000.00                                                May 1, 1998

                                                     San Francisco, California


     The undersigned POSITRON CORPORATION, a corporation organized and validly existing under the laws of the State of Texas, for value received, hereby unconditionally promises to pay to the order of IMATRON INC. (the "Payee") at 389 Oyster Point Blvd., So. San Francisco, CA 94080, in lawful money of the
United States of America and in immediately available funds, the principal amount of FIVE HUNDRED THOUSAND U.S. DOLLARS, or, if less, the aggregate unpaid principal amount of all Loans (as more fully shown on the grid attached hereto and made a part hereof), with interest on the principal amount hereof remaining from time to time unpaid at such interest rates and payable at such times as provided in the Loan Agreement. Notwithstanding the foregoing, Borrower hereby authorizes Lender to record and adjust, on the grid attached hereto, the principal amount of Loans, principal payments and balances by Borrower under the Loan Agreement.

     This Note evidences Loans by the Payee to the undersigned pursuant to the Loan Agreement between the undersigned and the Payee dated as of April ____, 1998 (the "Loan Agreement") as from time to time may be amended, restated, replaced, supplemented, substituted for or renewed, and the holder of this Note is entitled to the benefits thereof. Each term defined in the Loan Agreement and not otherwise defined herein shall have the same definition when used herein.

     The principal hereof (together with any accrued but unpaid interest) shall become forthwith due and payable as provided in the Loan Agreement. Payments hereunder not made when due shall bear interest as provided in the Loan Agreement. Rights of Borrower, if any, to prepay the Note are set forth in the Loan Agreement.

     All payments made pursuant to the terms of this Note shall be made free and clear of, and without deduction for, withholding, setoff or counterclaim of any kind.

     Neither the failure on the part of the holder of this Note in exercising any right or remedy nor any single or partial exercise or the exercise of any other right or remedy shall operate as any waiver. No amendment hereunder shall be effective unless in writing signed by the undersigned and holder of this Note and no waiver hereunder shall be effective unless in writing, signed by the party to be charged. The undersigned hereby waives demand for payment, presentment, protest and notice of any kind in connection with the delivery, acceptance, performance, default or enforcement of this Note and hereby consents to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by the holder of this Note in respect of the time of payment or any other matter. Anything contained in this Note to the contrary notwithstanding, in the event that any payment of interest hereunder shall exceed the legal limit, such amount in excess of such limit shall be deemed a payment of principal hereunder.

     The terms and provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the undersigned and Payee. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

     IN WITNESS WHEREOF, the undersigned has caused this Promissory Note to be executed by its authorized representative, who certifies that he has all necessary authority on behalf of the undersigned to execute this Promissory Note and bind the undersigned to the terms hereof.


                              POSITRON CORPORATION


                              By:
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                              Its:
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ATTEST:                       By:
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                              Its:
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